UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

Apria Healthcare Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-168159	33-0488566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26220 Enterprise Court Lake Forest, California		92630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 639-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 14, 2013, Apria Healthcare Group Inc. (“Apria”) posted new written investor presentation materials on its investor relations website at http://apria.com/wps/portal/apria/home/about-us/investor-relations/presentations. Apria intends to make this information available to interested investors and analysts during the quarters ending March 31, 2013 and June 30, 2013.

The information being furnished pursuant to this Current Report on Form 8-K shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APRIA HEALTHCARE GROUP INC.

Date: March 14, 2013	By:	/s/ PETER A. REYNOLDS
	Name:	Peter A. Reynolds
	Title:	Principal Financial Officer and Chief Accounting Officer